Exhibit 99.1

Investor Presentation January 2017

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of January 24, 2017. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to January 24, 2017. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance ($ in millions, April FYE) Other 22% #1 North American specialty distributor of interior construction products (1) More than 200 branches across 42 states 14.3% market share in wallboard 14.0% market share in ceilings $2,089 Steel Framing 15% $991 Ceilings 16% Balanced mix of commercial and residential construction as well as new construction and R&R ~60% commercial, ~40% residential Wallboard 47% FY-12FY-13FY-14FY-15 FY-16LTM Q2 17 Critical link between suppliers and highly fragmented customer base Adjusted EBITDA (3) ($ in millions, April FYE) Adjusted Gross Profit ($ in millions, April FYE) $682 $184 National scale combined with local expertise $8 $287 One-stop-shop for the interior contractor with broad product offering of 20,000+ SKUs FY-12 FY-13 FY-14FY-15 FY-16 LTM Q2 17 FY-12FY-13FY-14 FY-15 FY-16 LTM Q2 17 Gross Profit Gross Margin Substantial diversification across customers, geographies and end markets (1) (2) (3) Based on results for sales of wallboard and ceilings. Wallboard share based on CY 2016 volume. Ceilings share based on FY 2015 sales. Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition. FY 2015, FY 2016 and FY17 Q2 LTM Adj. EBITDA includes approximately $8.1 million, $12.1 million and $19.1 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q2 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. 3 % Margin (3) 3.3%5.0%6.4%6.7%7.4%7.9% $594 32.6% $484 32.0% $411 30.8% $337 30.4% 29.0% 29.0% $150 $19 $165 $114 $12 $138 $87 $106 $58 $32 CAGR: 50% (3) % Growth 12%17%16%16%18%25% $1,858 $1,570 $1,353 $1,162 CAGR: 15% Net Sales (2) Net Sales Breakdown GMS Overview

National Platform With Local Presence And Independent Brands GMS has an integrated national platform, but operates through over 50 local brands that are highly regarded in their markets Branch managers are empowered and incentivized to run operations like entrepreneurs within parameters of the overall business model - GMS’s model ensures customer and product decisions are made by the individual with the best local market knowledge GMS’s model generates significant economies of scale, while maintaining the high service levels, entrepreneurial culture, and the customer intimacy of a local business 4 Representative Local Brands GMS combines the benefits of national scale with a local “go-to-market” strategy

Product Overview Primarily consists of complementary interior construction products, including joint compound, finishing materials, tools and fasteners, safety products and EIFS (exterior insulation and finishing system) #1 Market Position Suspended ceiling systems primarily comprised of mineral fiber, ceiling tile and grid Architectural specialty ceilings systems Steel framing products for interior walls Sold into commercial applications, typically as part of a package with wallboard, ceilings and other products #1 Market Position Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects Exterior wallboard Adhesives EIFS Insulation Joint compound and plaster Safety equipment Tools and fasteners Various types of wallboard including: 1/2 inch standard (residential), 5/8 inch fire rated (commercial), foil backed, lead lined, moisture resistant, mold resistant and vinyl covered Acoustical ceiling tiles (standard and architectural specialty) Clips Covered fiberglass Ceiling tile grid Hangers Drywall steel Flat stock Plastering steel Structural framing Studs and track 5 Products Description Other Products Steel Framing Ceilings Wallboard

A One-Stop-Shop for the Interior Contractor GMS Serves as a Critical Link Between Suppliers and a Highly Fragmented Customer Base - Specialty wallboard distributors lead the wallboard distribution channel with ~65% - Specialty distributors account for ~90% of ceilings distribution channel Steel Framing Fasteners Joint Compound Wallboard Ceilings Tools Safety Products Insulation (1) Based on management estimates. Highlighted boxes indicate channels in which GMS competes. 6 Other (~10%) Specialty Distributors (~90%) Big Box Retailers (~20%) Lumberyards (~15%) Specialty Distributors (~65%) Wallboard Ceilings Channel (1) Key manufacturers “One-stop-shop” for the Interior Contractor GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings, steel framing and all the ancillary products needed to complete the job

Highly Attractive Industry Structure Number of North American suppliers declined from 12 in late 1990s to 7 today The top 4 represent ~76% of the market (1) Highly consolidated supplier base Average price increase of ~4% annually since 2007 (2) GMS maintains a strong, long-standing relationship with the supplier of the leading ceiling tile brand, with exclusivity in many of GMS’s markets Other 5% 4% 15% 10% 26% 10% 13% 55% 25% 21% 16% Source: Management estimates. (1) (2) Based on 2015 financials. Based on USG Corporation’s public filings and our management estimates. 7 Top 3 represent ~95% Wallboard Ceilings Consolidated supplier base focused on price and margin optimization

Leading Specialty Distributor Poised for Continued Growth Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 8

Market Leader with Scale Advantages More than 200 branches across 42 states #1 position in wallboard and ceilings with approximately 14% market share, respectively National scale and leading market positions drive: - - - Purchasing advantage over smaller competitors Access to market leading ceilings (with exclusivity in many markets) and wallboard brands Ability to sell to large homebuilders and commercial contractors on a national basis #1 Market Position Market Share Gains Advantageous Purchasing Greater Product Availability & Resources for Investment Differentiated Service Model GMS Branch Locations GMS Headquarters (1) Source: Gypsum Association and GMS data. 9 National Scale Combined With Local Expertise Virtuous Cycle Creates Defensible Market Position GMS’s scale creates sustainable competitive advantages that are expected to reinforce its market position and lead to further market share gains

Differentiated Service Model Drives Market Leadership reaching the end customer support, expertise, and sourcing entiated Weight And Delivery Requirements ce Model execution technology and equipment 10 Logistics Execution is Critical Given Reputation for best-in-class delivery Strong processes, sequenced loading, coordinated delivery, and leading Customized delivery plan and unique degree of quality control Superior Safety Track Record is Highly Valued by CustomersDiffer Servi Network of Regional Safety Managers Strict and consistent safety procedures Safety protocol critical to larger commercial contractor customers Approximately 600 Salespeople Helping Customers Succeed in the Market Place Deep technical expertise and knowledge of local markets Key intermediary for suppliers in Provides business development, bid Breadth of Product Availability Differentiates GMS from Smaller Competitors Ensures product availability Access to latest product innovations; significant customer for its top suppliers Leading ceiling tile line with exclusivity in certain markets GMS believes it sets the industry standard in product availability, customer support, delivery execution and safety; this differentiated service model has driven attractive gross profit margins

Multiple Levers to Drive Growth $184 Continued market share gains Greenfield branch openings Strategic acquisition opportunities in highly fragmented market FY-12 FY-13 FY-14 FY-15 FY-16 LTM Q2 17 End market recovery and expansion 14.3% 13.1% 9.9% Operating leverage Operational excellence 8.8% 8.6% CY-10 CY-11 CY-12 CY-13 CY-14 (2) CY-15 (3) CY-16(4) (1) FY 2015, FY 2016 and FY17 Q2 LTM Pro Forma Adj. EBITDA includes approximately $8.1 million, $12.1 million and $19.1 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q2 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. (2) (3) (4) Includes the wallboard volume from entities acquired in FY 2015 assuming they were acquired on January 1, 2014. Includes the wallboard volume from entities acquired in fiscal 2015 and fiscal 2016 assuming that the entities were acquired on January 1, 2015. Includes the wallboard volume from entities acquired in fiscal 2016 and fiscal 2017 assuming that the entities were acquired on January 1, 2016 11 Margin Expansion 11.1% (5) 9.4% GMS Wallboard Market Share ’10–’16 share gain: ~580 bps Market Growth % Margin (1) 3.3%5.0%6.4%6.7%7.4%7.9% Strategic Acquisitions CAGR: 50%$150 $19 $165 $114 $12 $138 $87 $8 $106 $58 $32 (1) Organic Growth Adjusted EBITDA (1) Strong track record of executing profitable growth strategy

Strong Gross Margin Profile Continued focus on growing profitability through market leadership, purchasing opportunities and price optimization $2,089 $1,162 $991 GMS gross margin growth largely independent of wallboard price GMS gross margin contribution diversified across product and end markets 2012 2013 2014 Net Sales 2015 2016 22001177 LQT2M LTM Gross Margin $309 $306 $305 Distribution gross margin profile more stable compared to building product manufacturers, helping to drive higher gross profit and operating leverage on rising sales $289 Expect gross margin to remain relatively stable through FY 2017 2012 2013 2014 2015 2016 Gross Margin 220017 QLT2M LTM Wallboard Price/MSF (1) Gross Margin for all product categories 12 30.5% 31.9% 32.6% $253 29.7% $219 29.0% 29.0% Wallboard Price vs Gross Margin (1) $1,858 32.6% $1,570 31.9% $1,353 30.5% 29.7% 29.0% 29.0% Net Sales vs Gross Margin (1) Gross Margin Profile

Strong History of Market Share Gains GMS Wallboard Market Share Significant Competitive Advantages: Scale and leading market positions drive competitive advantage 21.3% (4) CY2016 14.3% Breadth of product availability and access to leading brands and latest product innovations 21.7% (3) CY2015 13.1% Highly trained workforce delivering differentiated service offering (2) CY2014 17.3% 11.1% High degree of logistics capabilities and expertise, and best-in-class execution 14.8% 9.9% CY2013 Initiatives: Continue to expand retail showroom network within its branches 17.3% CY2012 9.4% Capitalize and expand on its national homebuilder relationships 2.4% 8% CY2011 8.8% Continue to strengthen relationships with manufacturers and customers via GMS’s national sales expo and similar events GMS Wallboard Volume Growth North American Wallboard Volume Growth Deliver the latest product innovations in order to continue to provide holistic solutions to its customers (1) (2) (3) (4) Source: Gypsum Association and GMS data. Includes the wallboard volume from entities acquired in fiscal 2015 assuming that the entities were acquired on January 1, 2014. Includes the wallboard volume from entities acquired in fiscal 2015 and fiscal 2016 assuming that the entities were acquired on January 1, 2015. Includes the wallboard volume from entities acquired in fiscal 2016 and fiscal 2017 assuming that the entities were acquired on January 1, 2016. 13 11.8% 2.6% 4.9% 8.4% 10.0% 0. Above Market Growth (1) Growth Drivers GMS has a proven history of growing faster than the market and gaining share

Attractive Acquirer with Significant Consolidation Opportunity Quarter Rationale Acquisition Industry Structure: Large, highly fragmented industry comprised of ~400 competitors Similar business operations enable efficient integration Limited number of scaled players One branch with LTM Sales of $12.3 million Strategic entrance into northeastern Indiana Founded in 1984 FY17 Q3 12-5-16 (104 days FY17) Three branches with LTM Sales of $27.0 million Nice geographic fit with FY16 Q3 Michigan acquisition Founded in 1965 and headquartered in Southfield, MI FY17 Q2 Acquisition Strategy: Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities Fit GMS culture and platform Deliver scale benefits Attractive purchase price multiples Dedicated M&A team 10-31-16 (127 days) Three branches with LTM Sales of $30.0 million Strategic entrance into south central Ohio Founded in 1996 and headquartered in Dayton, OH FY17 Q2 10-3-16 (147 days) Three branches with LTM Sales of $52.9 million Strategic entrance into south Florida Founded in 2008 and headquartered in Pompano, FL FY17 Q2 9-1-16 (168 days) One branch with LTM Sales of $46.8 million Strategic entrance into the greater Philadelphia metropolitan area Founded in 1994 FY17 Q2 8-29-16 (171 days) Pipeline: The majority of the market is comprised of local, independent competitors representing significant opportunity 7-5-16 (210 days) Three branches with LTM Sales of $26.7 million Expands existing operations in Arizona and Colorado FY17 Q1 5-2-16 (254 days) FY17 Q1 Maintain active dialogue with many potential targets at One branch with LTM Sales of $8.5 million Serving the Seattle market for over 40 years any given time 14 FY 2017 GMS Acquisitions Acquisition Strategy Employee-centric culture and industry track record positions GMS to drive additional growth through acquisitions

Significant Opportunity to Further Expand the Platform GMS has a demonstrated history of successful expansion through greenfields and acquisitions GMS has no presence in just under 40% of the top 100 MSAs in the U.S. Significant opportunity for share gains in new and existing markets over time Canada WA ME MT ND VT MN OR ID NH MA WI NY SD MI RI CT WY NJ PA IA NE NV OH DE DC MD UT IN IL WV CA KS VA CO KY MO NC TN AZ OK SC AR NM MS GA AL TX LA AK FL HI (1) GMS currently has limited or no branches in the areas identified as an MSA with no GMS presence. There can be no assurance that GMS will be able to expand into any of these areas. Additionally, in the event GMS takes measures to expand into these areas, there can be no assurance that GMS will be successful, and any such expansion will be subject to several risks including those discussed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended April 30, 2016. 15 Current GMS Branch MSA with limited or no GMS Presence(1) GMS has a significant opportunity to expand its geographic footprint in under-served and under-penetrated markets through greenfields and acquisitions

Capitalizing on Large Poised for Continued and Diverse End Growth Markets End markets still well below historic levels (million square feet) 2,000 - New Commercial ~(44%) below prior peak (based on CY 2015) 1,500 - New Residential ~(44%) below prior peak (based on CY 2016) 1,000 500 - Significant R&R exposure, well below prior peak 0 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 New Commercial Construction (Seasonally Adj. starts in thousands) 2,500 ($ in billions) $180 $160 $140 $120 $100 $80 $60 $40 $20 – 2,000 Long-Term 1,500 1,000 500 0 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 '95 '96 '97 '98 '99 '20 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 Actual housing starts Long-Term Average Homeowner Improvement Activity (Inflation Adjusted) Source: Dodge Data & Analytics and U.S. Census Bureau. 16 Average ~(30%) Below Historical Average Housing Starts Residential R&R Activity ~(36%) Below Historical Average Long-Term Average New Commercial Construction GMS’s business mix is diversified across commercial and residential as well as new construction and R&R end markets, all of which are expected to continue to see steady growth

Entrepreneurial Culture And Experienced Leadership Driving Superior Execution Senior management averages over 25 years in the industry and over 20 years with GMS VPs of Operations across all seven geographic divisions have 30+ years of industry experience and have worked with GMS for 25+ years on average Significantly enhanced Yard Support Center team with new leaders in finance, M&A, HR and legal Significant management equity ownership with 71 employees owning ~26% (~30% including options); personally invested in the success and growth of the Company Attractive variable compensation structure, consisting of tiered, profit-based structure which incentivizes superior performance Unique culture combining a results driven environment with a highly entrepreneurial, self starter attitude Delivering consistent, above market growth Unwavering focus on operational excellence drives enhanced margin expansion and earnings growth 17 Proven Track Record Entrepreneurial / Ownership Culture Significant Experience In The Industry

Financial Highlights Proven track record of driving consistent above market growth and share gains Above-Market Growth Ability to deliver superior service and a comprehensive product suite Well positioned to capitalize on recovery in construction end markets Attractive End Market Dynamics Balanced exposure to residential, commercial and R&R end-markets providing tailwinds across the cycle Poised to benefit from significant operating leverage Continued margin improvement Ongoing focus on cost management and operational efficiency Low capex requirements to fund growth Proven history of generating strong free cash flows (1) Attractive Cash Flow Dynamics (1)Free cash flow defined as adjusted EBITDA less capex. 18 Well positioned to drive continued above-market growth

Q2 2017 Highlights Net sales increased 29.2% to $591.8 million Base business net sales up 10.8% Wallboard unit volume grew 27.2% to 891 million square feet Above-Market Growth Net income significantly increased to $17.2 million Gross margin expanded 120 basis points to 32.6% Adjusted EBITDA grew 42.3% to $49.5 million Continued Margin Improvement Completed four acquisitions, adding 10 branches across 4 states with combined LTM net sales of $156.7 million Acquisitions closed since February 1, 2015 represented 63% of Q2 2017 net sales growth Accretive Acquisitions Corporate debt upgraded to B2/B+ from B3/B by Moody’s and Standard & Poor's Closed on the refinancing of our existing $481 million term loan Expanded ABL Credit Agreement to $345 million from $300 million in Q3 2017 Average cash interest rate of ~3.9% based on October 31st leverage Attractive Capital Structure 19

Profitable Sales Expansion in Fiscal Q2 2017 ($ in millions) Fiscal Q2 YOY Grow th Base Business Adj. EBITDA ($ mm) (1) FY16 FY17 $50 Wallboard Volume (MSF) Wallboard Price ($/'000 Sq. Ft.) 700 306 891 303 27.2% (1.0%) 9.5% $40 $ $ $30 Net Sales ) $20 Wallboard Ceilings Steel Framing Other Products Total Net Sales $ 214.3 74.6 70.3 98.9 $ 270.0 85.4 96.1 140.4 26.0% 14.5% 36.7% 42.0% 8.6% 6.6% 16.1% 15.0% $10 $0 $ 458.1 $ 591.8 29.2% 10.8% Fiscal Q2 2016 Fiscal Q2 2017 Margin (2): 7.6% 8.4% Gross margin increased 120 basis points, primarily driven by increased product margins and, to a lesser extent, product mix Gross Profit ($ mm) $250 32.6% 33.0% 31.4% $200 32.0% Adjusted EBITDA grew 42.3% to $49.5 million reflecting stronger sales activity and higher gross margin $150 31.0% $100 30.0% Adjusted EBITDA margin improved ~80 basis points to 8.4% as a percentage of net sales reflecting better product margins $50 29.0% $0 28.0% Fiscal Q2 2016 Fiscal Q2 2017 Gross Margin Gross Profit (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix. 20 (2) $193.2 $143.9 Commentary FY Q2 2017 Gross Profit & Margin $49.5 (5 $34.8 Fiscal Q2 2017 Performance FY Q2 2017 Adjusted EBITDA (2) Tailored investments in Yard Support Center, IT and branch talent to support growth are paying off

One-Stop-Shop Outsized Impact on Other Products Sales Net Sales ($ mm) 150.0 $140.4 100.0 Steel Framing Fasteners 50.0 Joint Compound Wallboard - Fiscal Q2 2016 Fiscal Q2 2017 Acquisitions Base Business 15.0% organic growth in net sales of Other Products, well in excess of 10.8% overall organic growth Significant outperformance was driven by: Strategic initiatives focused on categories such as insulation, safety equipment and other specialty products Expanded 3rd party sales from the company’s internal distribution operation for tools and safety products Continued price optimization Showroom expansions and resets Ceilings Tools Safety Products Insulation Represents complementary product (other products) 21 Other Products Sales Growth Commentary $98.9 $34.0 $106.4 $6.4 $92.5 Fiscal Q2 2017 Other Products Net Sales “One-Stop-Shop” for the Interior Contractor GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings and steel framing, and supplies all ancillary products needed to complete the job

Attractive Capital Structure Leverage of 3.4x Net Debt / LTM Adj. EBITDA as of 10/31/16, continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.3x as of 4/30/16 Substantial liquidity, with $16.4 million of cash on hand and an additional $168 million undrawn on the ABL Facility Moody’s and Standard & Poor’s upgraded GMS corporate debt in August to B2/B+ from B3/B based on increased construction activity and improved credit metrics Increased First Lien Term Loan, maturing 2021, by $100 million, reduced the rate by 25bps and used the net proceeds to pay down ABL Facility In Q3 2017, expanded ABL Credit Agreement to $345 million, reduced rate by 25bps, extended maturity to 2021 Average cash interest rate of ~3.9% based on October 31st leverage ($ mm) 4/30/14 FYE 4/30/15 FYE 4/30/16 FYE 10/31/16 LTM 6.0x Cash $33 $12 $19 $16 Asset-Based Revolver First Lien Term Loan Second Lien Term Loan Capital Lease and Other - 390 160 2 17 386 160 10 102 382 160 14 152 480 - 16 Total Debt PF Adj. EBITDA (1) Total Debt / PF Adj. EBITDA Net Debt / PF Adj. EBITDA $552 $87 6.3x 6.0x $573 $114 5.0x 4.9x $658 $150 4.4x 4.3x $648 $184 3.5x 3.4x 4/30/14 4/30/15 4/30/16 LTM 10/31/16 (1) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company’s debt agreements, including in connection with the Company’s ability to incur additional indebtedness. PF Adjusted EBITDA for the LTM period ended 10/31/16, fiscal year ended 4/30/16 and fiscal year ended 4/30/15 include PF adjustments of $19.1 million, $12.1 million and $8.1 million, respectively. For a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 22 4.9x 4.3x 3.4x Net Debt / Adjusted EBITDA Leverage Summary Commentary

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Summary Quarterly Financials Note: Fiscal year end April 30. 24 (In millions, except per share data)1Q162Q163Q164Q16 (Unaudited) Wallboard Volume (MSF)681700646816 Wallboard Price ($ / '000 Sq. Ft.)$310$306$305$305 Wallboard$211$214$197$249 Ceilings79756578 Steel framing67706678 Other products959992122 Net sales452458420527 Cost of sales312314286353 Gross profit141144134174 Gross margin31.1%31.4%31.9%33.0% Operating expenses: Selling, general and administrative expenses110114112133 Depreciation and amortization16151617 Total operating expenses126130128150 Operating income (loss)1514624 Other (expense) income: Interest expense(9)(9)(9)(9) Change in fair value of financial instruments ---(0) Write-off of discount and deferred financing costs --- - Other income, net 1 0 1 2 Total other (expense), net(9)(9)(9) (7) Income (loss) from continuing operations, before tax 6 5(3)17 Income tax expense (benefit)33(1)8 Net income (loss)$3$3$(2)$9 Weighted average shares outstanding: Basic32,67732,73832,89132,893 Diluted32,83132,89832,89133,155 Net income (loss) per share: Basic$ 0.09$ 0.09$ (0.07)$ 0.27 Diluted$ 0.09$ 0.09$ (0.07)$ 0.27 FY16 1Q172Q17 818891 $307$303 $251$270 8685 8496 128140 550592 371399 179193 32.5%32.6% 135150 1617 151167 2826 (8)(7) (0) - (5)(1) 10 (12)(8) 1518 61 $9$17 38,20140,943 38,60241,320 $0.24$0.42 $0.24$0.42 2,843 $306 $871 297 281 409 1,858 1,265 593 31.9% 470 64 534 59 (37) (0) - 4 (34) 25 13 $13 32,799 33,125 $ 0.38 $ 0.38

Quarterly Net Sales ($ in millions) (Unaudited) Base Business (1) (2) Acquisitions (2) Total Net Sales Business Days (3) Net Sales by Business Day Base Business Branches (4) (5) Acquired Branches (5) Total Branches Note: Fiscal year end April 30. (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. (2) FY16 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY17 vs. FY16 comparative period. (3) Quarterly business days for FY17 are 63, 65, 63 and 63 for 1Q17, 2Q17, 3Q17 and 4Q17, respectively. (4) Includes greenfields, which we consider extensions of “base business.” (5) FY16 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions 25 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 $ 428 $ 432 $ 379 $ 451 25 26 41 76 $ 1,642 216 $ 467 $ 479 83 113 $ 452 $ 458 $ 420 $ 527 64 64 61 65 $ 7.1 $ 7.2 $ 6.9 $ 8.1 149 151 152 153 7 8 26 33 $ 1,858 254 $ 7.3 153 33 $ 550 $ 592 63 65 $ 8.7 $ 9.1 153 156 37 47 156 159 178 186 186 190 203

Quarterly Net Income to Adjusted EBITDA Commentary A. Represents non-cash compensation expenses related to stock appreciation rights agreements B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests C. Represents non-cash equity-based compensation expense related to the issuance of stock options Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities D. E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value F. G. H. Mark-to-market adjustments for certain financial instruments 26 Adjusted EBITDA Reconciliation ( $ in 000s) (Unaudited) Net Income (Loss) Add: Income Tax Expense Less: Interest Income Add: Interest Expense Add: Depreciation Expense Add: Amortization Expense EBITDA Adjustments Stock appreciation rights expense (benefit) (A) Redeemable noncontrolling interests (B) Equity-based compensation (C) Severance and other permitted costs (D) Transaction costs (acquisition and other) (E) Loss (gain) on disposal of assets AEA management fee (F) Effects of fair value adjustments to inventory (G) Interest rate swap / cap mark-to-market (H) Total Add-Backs Adjusted EBITDA 1Q16 2Q16 3Q16 4Q16 $ 3,011 $ 2,825 $ (2,212) $ 8,940 2,8552,623(819)7,925 (230)(208)(247) (243) 9,2579,2609,4739,428 7,2736,4656,4696,460 8,7928,7979,54010,419 $ 30,958 $ 29,762 $ 22,204 $ 42,929 594692337365 554451167(292) 498863728610 55782452(1,054) 4151,3401,057 939 (25)305(205)(720) 562563562563 --786223 ---19 $ 3,155 $ 5,038 $ 3,484 $ 653 $ 34,113 $ 34,800 $ 25,688 $ 43,582 FY16 1Q17 2Q17 $ 12,564 12,584 (928) 37,418 26,667 37,548 $ 9,163 $ 17,224 6,159710 (43) (35) 13,0038,620 6,3826,548 9,41310,820 $ 44,077 $ 43,887 (92)(144) 2922,531 673686 140118 6541,827 (198)68 188-164457 4389 $ 1,864 $ 5,632 $ 45,941 $ 49,519 $ 125,853 1,988 880 2,699 379 3,751 (645) 2,250 1,009 19 $ 12,330 $ 138,183

LTM Net Income to Pro Forma Adjusted EBITDA Commentary ( $ in 000s) (Unaudited) 2Q17 LTM A. Represents non-cash compensation expenses related to stock appreciation rights agreements B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Net Income (Loss) $ 33,115 Add: Income Tax Expense Less: Interest Income Add: Interest Expense Add: Depreciation Expense Add: Amortization Expense 13,975 (568) 40,524 25,859 40,192 C. D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities EBITDA $ 153,097 E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation Severance and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee Effects of fair value adjustments to inventory Interest rate swap / cap mark-to-market Total Add-Backs F. Represents management fees paid to AEA, which were discontinued after the IPO 466 2,698 2,697 (744) 4,477 (1,055) 1,313 1,630 151 (A) (B) (C) (D) (E) G. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. I. Mark-to-market adjustments for certain financial instruments Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition (F) (G) (H) $ 11,633 Adjusted EBITDA $ 164,730 19,149 Contributions from acquisitions Pro-forma Adjusted EBITDA (I) $ 183,879 27 Pro Forma Adjusted EBITDA Reconciliation

Quarterly Cash Flows ($ in millions) (Unaudited) Historical 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 Net income (loss) Non-cash changes Changes in primary working capital components: Trade accounts and notes receivable Inventories Accounts payable Cash provided by (used in) operating activities $ 3.0 (2.6) $ 2.8 17.2 $ (2.2) 12.2 $ 8.9 35.4 $ 12.6 62.2 $ 9.2 (5.0) $ 17.2 8.5 (21.8) 0.4 2.7 (2.1) (0.6) (1.2) 25.8 (0.0) (15.6) (29.2) (0.4) 15.2 (27.3) (0.7) 1.1 (19.4) (17.1) 1.7 0.0 3.7 (1.0) (18.4) 16.1 20.2 29.8 47.7 (30.6) 33.4 Purchases of property and equipment Proceeds from sale of assets Purchase of financial instruments Acquisitions of businesses, net of cash acquired Cash (used in) provided by investing activities (1.5) 0.4 - - (1.2) 5.7 - (0.9) (1.3) 0.7 - (82.9) (3.7) 3.1 - (29.9) (7.7) 9.8 - (113.6) (2.6) 0.8 - (23.3) (2.5) 0.5 - (114.3) (1.0) 3.6 (83.5) (30.5) (111.4) (25.0) (116.3) Cash provided by (used in) financing activities 20.3 (23.5) 61.3 12.4 70.5 46.4 89.5 Increase (decrease) in cash and cash equivalents Balance, beginning of period Balance, end of period 0.9 12.3 (3.8) 13.2 (2.0) 9.4 11.7 7.4 6.8 12.3 (9.2) 19.1 6.6 9.8 $ 13.2 $ 9.4 $ 7.4 $ 19.1 $ 19.1 $ 9.8 $ 16.4 Supplemental cash flow disclosures: Cash paid for income taxes $ $ 4.5 7.9 $ $ 9.7 8.6 $ $ 8.0 8.3 $ $ 3.9 9.8 $ $ 26.1 34.6 $ $ 6.5 6.6 $ $ 24.3 6.6 Cash paid for interest 28

SG&A Adjustments Table Commentary (Unaudited) ($ in millions) A. Represents non-cash compensation expenses related to stock appreciation rights agreements 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 SG&A - Reported Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation Severance and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee SG&A - Adjusted $ 110.2 $ 114.4 $ 112.2 $ 133.2 $ 135.1 $ 149.8 B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests (A) (B) (C) (D) (E) (0.6) (0.6) (0.5) (0.6) (0.4) 0.0 (0.6) (0.7) (0.5) (0.9) (0.8) (1.3) (0.3) (0.6) (0.3) (0.2) (0.7) (0.1) (1.1) 0.2 (0.6) (0.4) 0.3 (0.6) (0.1) (0.9) 0.7 (0.6) 0.1 (0.3) (0.7) (0.1) (0.7) 0.2 (0.2) 0.1 (2.5) (0.7) (0.1) (1.8) (0.1) - C. Represents non-cash equity-based compensation expense related to the issuance of stock options Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities D. (F) $ 107.1 $ 109.3 $ 109.5 $ 131.6 $ 133.4 $ 144.7 E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May F. 29 FY2016 $ 470.0 (2.0) (0.9) (2.7) (1.6) (3.8) 0.6 (2.2) $ 457.6 GAAP SG&A Reconciliation

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